Victory Portfolios

Victory High Income Municipal Bond Fund

Victory Tax Exempt Fund

Victory High Income Municipal Bond Fund (Member Class)

Supplement dated February 23, 2023,

to the Prospectuses and Statement of Additional Information ("SAI")

each dated May 1, 2022, as Supplemented

This supplement amends the Prospectuses and SAI of the above-referenced Funds and is in addition to any other supplements. Please review this important information carefully.

Effective at the start of business on April 24, 2023, USAA Investments, a Victory Capital Management Inc. Investment Franchise, that currently manages the Victory High Income Municipal Bond Fund, will change its name to Victory Income Investors.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.